LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED DECEMBER 31, 2000

Seeks high current income consistent with prudent total return asset management by investing primarily in investment grade foreign and domestic fixed income securities.

KEMPER
GLOBAL INCOME FUND

     "The global slowdown has led each of the major central banks to move from a restrictive to either a neutral or an accommodative monetary policy, which is positive for interest rates in each of the major regions. Further supporting the positive rate outlook is the lack of significant inflationary pressure around the globe."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
7
PERFORMANCE UPDATE
10
PORTFOLIO STATISTICS
11
PORTFOLIO OF INVESTMENTS
14
FINANCIAL STATEMENTS
17
FINANCIAL HIGHLIGHTS
19
NOTES TO FINANCIAL STATEMENTS
27
REPORT OF INDEPENDENT AUDITORS
AT A GLANCE

 KEMPER GLOBAL INCOME FUND TOTAL RETURNS
 FOR THE YEAR ENDED DECEMBER 31, 2000
 (UNADJUSTED FOR ANY SALES CHARGE)
[BAR GRAPH]

Kemper Global Income Fund Class A                                                 3.7
Kemper Global Income Fund Class B                                                3.15
Kemper Global Income Fund Class C                                                3.34
Lipper General World Income Funds Category Average*                              3.63

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET
CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST.

INVESTMENT IN FOREIGN SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS, INCLUDING
FLUCTUATING EXCHANGE RATES, SHIFTING GOVERNMENT REGULATIONS AND DIFFERENCES IN
LIQUIDITY.

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE
WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF
SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                   AS OF      AS OF
                                  12/31/00   12/31/99
 .........................................................
    KEMPER GLOBAL INCOME FUND
    CLASS A                          $7.90      $7.98
 .........................................................
    KEMPER GLOBAL INCOME FUND
    CLASS B                          $7.93      $8.00
 .........................................................
    KEMPER GLOBAL INCOME FUND
    CLASS C                          $7.95      $8.01
 .........................................................

 KEMPER GLOBAL INCOME FUND RANKINGS
 AS OF 12/31/00*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER GENERAL WORLD INCOME FUNDS CATEGORY

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR        #46 of 119 funds      #54 of 119 funds      #49 of 119 funds
 ....................................................................................
    5-YEAR        #47 of 81 funds       #61 of 81 funds       #60 of 81 funds
 ....................................................................................
    10-YEAR       #15 of 20 funds             n/a                   n/a
 ....................................................................................

 DIVIDEND AND YIELD REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND
 AS OF DECEMBER 31, 2000.

                            CLASS A     CLASS B     CLASS C
 .................................................................
    ONE-YEAR INCOME:          $0.3600     $0.3091     $0.3144
 .................................................................
    DECEMBER DIVIDENDS:       $0.0300     $0.0268     $0.0269
 .................................................................
    ANNUALIZED
    DISTRIBUTION RATE+:         4.56%       4.06%       4.06%
 .................................................................
    SEC YIELD+:                 3.77%       3.46%       3.47%
 .................................................................


+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN
 ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON DECEMBER 31, 2000. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED DECEMBER 31, 2000, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH A STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.


YOUR FUND'S STYLE
[FIXED STYLE BOX]
                                   MORNINGSTAR FIXED INCOME STYLE BOX(TM)
                                   SOURCE: Morningstar, Inc. as of 12/31/00.
                                   The Morningstar Fixed Income Style Box(TM) placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio. It represents a snapshot of a fund's portfolio on a single day, but it is not exact because a portfolio changes from day to day. A longer-term view is represented by the fund's Morningstar category, which is based on actual investment style as measured by its underlying holdings over the past three years. For funds younger than three years, the Morningstar category is estimated.

TERMS TO KNOW

CREDIT SPREAD The difference in yield between non-U.S. Treasury bonds, such as emerging-market bonds, and U.S. Treasury bonds of comparable maturity. If credit spreads are said to be widening, for example, it typically means that the yields of non-U.S. government issues have been rising. In contrast, narrowing spreads generally mean that the yields of non-U.S. government issues have been falling. CURRENCY WEAKNESS A significant decline in a currency's value relative to other currencies, such as the U.S. dollar. Trading or central bank intervention (or lack of intervention) may prompt weakness in the currency markets. For U.S. investors who are investing overseas, a weakness in a foreign currency can have the effect of reducing an investment's total return because the investment, converted back into U.S. dollars, will require more of the foreign currency to purchase dollars.

HEDGING A strategy used to help protect an investment. Global income fund managers can use any number of technical and nontechnical procedures to hedge or reduce the possibility of a loss on an investment, including currency futures contracts.

LIQUIDITY The ease with which an investment or asset can be converted into cash within a reasonably short period of time.

[ECONOMIC OVERVIEW]


Zurich Scudder Investments, the investment manager for Kemper Funds, is one of the largest and most experienced investment management organizations in the world, managing more than $290 billion in assets for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors and individuals. Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities based on a combination of proprietary research and disciplined, long-term investment strategies.


DEAR KEMPER FUNDS SHAREHOLDER:

Financial market conditions tightened considerably in the fall, and the next few months are likely to be a white-knuckle ride. We've brought our 2001 growth projection down a full percentage point from three months ago to 2.5 percent. And, the odds of a worse outcome are high -- about one in three.

  First, though, the good news: The odds of a worse outcome could have been higher, and would have been if the Federal Reserve Board was standing on the sidelines. Fortunately, it hasn't been. Fed Chairman Alan Greenspan and his fellow policymakers surprised us all with a half point rate cut on January 3 and again on January 31. Our 2.5 percent growth outlook assumes an additional quarter-point cut in the federal funds rate during 2001, but we believe the Fed will cut more if necessary. In addition, stimulative fiscal policy is also a good bet in 2001. President Bush is coming to Washington with the firm belief that a tax cut is necessary, and Congress will fall into line if the economy is in trouble. Don't forget that there was considerable Democratic support for some version of a tax cut before the election, even when the economy was booming. Greenspan also gave a tax cut his blessing in Congressional testimony on January
25. We believe that monetary and fiscal policymakers, when working together, have sufficient ammunition at their disposal to raise confidence and keep growth positive.

  We should not underrate the risks the coming year presents, however. And the usual suspects aren't the potential makers: Inflation, federal spending and inventories are all well-controlled. Interest rates are up, but even before the Fed's aggressive rate cuts, monetary policy was hardly tight by historical standards. Ironically, the threats come from the dark side of the very strengths that made the new economy tick: The massive trade deficit enabled by inflows of foreign capital eager to share in America's technology; high productivity (which could lead to quicker and sharper job cuts than normal); and most of all, the historic, debt-financed capital spending splurge.

WE BUILT IT -- WILL THEY COME? AMERICA'S CAPITAL SPENDING SPLURGE

  Let's talk more about that capital spending splurge. Economics preaches that business investment is a good thing. It's the muscle of an economy, and propels a nation into the future. But too much muscle is neither attractive nor healthy. The trick is determining how much is too much. And sometimes, that can be difficult: When new ideas are flooding in and customers' demands seem insatiable, it is all too easy for executives to get carried away.

  Since 1992, investments have soared from under 10 percent of the economy to
15.4 percent. This is five percentage points above any post-war cyclical high, and it eerily echoes Japan's investment binge of the 1980s. To make all the new equipment and technology pay off, customers have to show up in droves. In Japan, not enough did, and a dreadful decade followed. It takes far longer to work off excess production capacity than to shed a few extra goods out of inventory.

  Executives are beginning to worry about excess capacity. They're paring new spending plans until they see which way the wind blows. We now look for only 6 percent gains in business investment during 2001 and 2002. This is much less than we were expecting just three months ago, and a far cry from the 12 percent or more growth we've seen each year since 1997.

LEVERAGE IS LIKE STEROIDS: THE DANGER OF DEBT-FINANCED CAPITAL SPENDING

  Optimism and new ideas can cause businesspeople to go overboard, but they won't get their companies into serious trouble unless they pump them up with borrowed money. Unfortunately, U.S. companies have done just that: They've taken on boatloads of debt. In just the past two years, business borrowing has jumped $1.2 trillion, an increase of nearly 25 percent.

  There's some controversy about whether this is worrisome. Optimists consider corporate debt as a percent of equity using stock market valuations. On that measure, it's just 30 percent of equity valuations, and it's setting record lows. Pessimists measure debt as a percent of corporate net worth -- and at 56 percent, it's set a record high. The truth probably lies somewhere in between. But without a doubt, there have been excesses.

  Bankers and bondholders who had previously swallowed the optimistic case are suddenly having second thoughts. They have found, much to their chagrin, that there's not much left when a new economy company defaults. Trying to seize intellectual capital, brand names and other intangibles the equity market values so highly is like trying to clutch thin air itself. As a result, their recent eagerness to fund concept businesses has evaporated. Banks' business loans did not grow at all between August

[ECONOMIC OVERVIEW]


 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                           NOW (1/31/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       5.20                   6.10                   6.70                   4.70
Prime rate (2)                                  9.00                   9.50                   8.50                   7.75
Inflation rate (3)*                             3.40                   3.70                   2.70                   1.60
The U.S. dollar (4)                             7.70                   1.40                   1.50                  -4.20
Capital goods orders (5)*                      15.00                  39.30                  20.50                  10.60
Industrial production (5)*                      3.20                   6.70                   5.70                   2.70
Employment growth (6)                           1.30                   2.10                   2.30                   2.30

(1) Falling interest rates in recent years have been a big plus for financial assets.
(2) The interest rate that commercial lenders charge their best borrowers.
(3) Inflation reduces an investor's real return. in the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.
(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.
(5) These influence corporate profits and equity performance.
(6) An influence on family income and retail sales.
*Data as of 12/31/00.

Source: Economics Department, Zurich Scudder Investments, Inc.



and November, and new corporate bond issues fell sharply in the last three months. The about-face of lenders is the most important reason we've downgraded the economy's prospects. Even Greenspan wants them to be careful not to go too far, cautioning them to keep on lending to borrowers with "credible prospects."

  Ah yes, but how's a banker to know which company's prospects are credible? If lenders could predict a company's profit growth, they'd know who would be likely to pay them back. But with companies in virtually every industry except energy howling a chorus of profit warnings, it's clear that nobody -- not bankers, not Wall Street analysts, not even the CEOs themselves -- had a clue what a slowdown would do to the bottom line. Consensus expectations for 2001 S&P 500 earnings have been sliced from 15 percent earlier this year to about 8 percent now. That's probably still not cautious enough. We've always expected that a soft landing would produce zero profit growth -- and that remains our outlook for 2001.

ALL THE MONEY IN THE WORLD MAY NOT BE ENOUGH: AMERICA'S TRADE DEFICIT

  American bankers and investors were not the only ones eager to put their money to work in America's new economy. Funds poured in from all over the world, with three-quarters of all the world's spare savings ending up in the United States.

  To understand whether or not this can continue, you have to understand why the money flowed into the United States to begin with. In part, it's because other countries have not achieved the political stability and the market-friendly financial systems that would encourage capital to come their way. With so little competition, gathering this money has been virtually effortless for the United States.

  To assume that this can go on forever assumes that the rest of the world will never find a profitable use for its own money. That ignores what's happening outside the United States. From German tax reform, to Japanese executives' new emphasis on return on equity, to China's increasing market orientation, others are making use of some of America's best ideas. Down the road, this will result in more competition for the world's savings. The United States will either have to pay more or make do with less. Even worse, there's the risk that something (such as poor stock market returns or a falling dollar) could suddenly make foreigners think the United States has more risk than reward. The ensuing capital flight could cause a crisis.

[ECONOMIC OVERVIEW]

  That's why it is imperative for the United States to start shrinking its trade deficit, and with it, its dependence on foreign capital. A slowdown will help. In 2000, 5 percent gross domestic product (GDP) growth caused imports to surge nearly 15 percent. If the economy slows to 2.5 percent in 2001, we expect imports to grow only about 7.5 percent. This will give exports a chance to catch up. Even though the rest of the world is also slowing down, its deceleration should not be quite as sharp as in the United States. We look for export growth of 7.5 percent in the coming year, down from 10 percent last year. A weaker currency would also help exports, and we do believe the dollar is near its peak. We expect the dollar to end 2001 5 to 7 percent below current levels, although we emphasize that any currency forecast (even our own) should be treated gingerly.

RETURN OF THE PINK SLIP: THE COSTS OF HIGH PRODUCTIVITY

  Of course, a weak dollar alone would do little to curb America's appetites. Jitters about job security are the only thing that truly makes shoppers pause. Though the economy only recently began to slow, layoffs have already jumped. Back in March, only about 265,000 people a week heard that their services were no longer required. Since November, that number has been 350,000 people a week. Employers are also recruiting less vigorously: Job growth is already down to just over 1.5 percent. We expect it to nearly disappear by the end of this year. Why? Because the technological revolution really has produced a sustainable rise in productivity growth. High productivity means few new hires, unless the economy is really speeding.

  Income growth follows job growth. Wage income is now rising only about 6.5 percent annually, compared to 8 percent three years ago. By the end of the year, we expect it to slip to less than 5.5 percent. Consumers only recently seemed to notice that their incomes weren't keeping pace with their spending. They began to slow their purchases during the all-important Christmas selling season, giving retailers heartburn. But retailers should gird for even tougher times ahead. The stock market's rough year, plus those rising layoffs, has taken a toll on confidence. Families need to rebuild their savings and come to grips with heavy debt. We expect consumption growth to drop to just 2.5 percent this year and next, about half its 2000 pace.

THE OUTLOOK

  When the Fed set out to bring the barreling U.S. economy back to a sustainable cruising speed, everyone knew it was a risky business -- but still, the speed of the deceleration in the past several months has been surprising. Now, quick action in Washington is necessary to keep the economy from running totally off course.

Zurich Scudder Investments, Inc.

Economics Group

  The S&P 500 Index Is An Unmanaged Index, Widely Regarded As Representative Of The Equity Market In General. Index returns assume reinvestment of dividends and capital gains, and unlike fund returns, do not reflect fees or expenses. You cannot invest directly in the index.

  The information contained in this piece has been taken from sources believed to be reliable, but the accuracy of the information is not guaranteed. The opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of February 1, 2001, and may not actually come to pass. This information is subject to change. No part of this material is intended as an investment recommendation.

  To obtain a Kemper Funds Prospectus, download one from www.kemper.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

ECONOMIC OVERVIEW

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             THE EURO FELL SHARPLY IN VALUE FOR MOST OF THE YEAR 2000, WITH SOME SIGNS OF STRENGTHENING IN THE FINAL MONTHS. IN THE UNITED STATES, INVESTOR CONFIDENCE IN THE FEDERAL RESERVE BOARD WAS HIGH, BUT THE INVESTMENT-GRADE AND HIGH-YIELD BOND MARKETS SUFFERED AMID DETERIORATING CREDIT CONDITIONS AND ANEMIC INVESTOR DEMAND. LEAD PORTFOLIO MANAGER JAN FALLER REVIEWS THE FUND'S PERFORMANCE IN THE FACE OF THESE CHALLENGES.

Q     HOW DID GLOBAL FIXED-INCOME MARKETS BEHAVE DURING FISCAL YEAR 2000?

A     Most countries in the Salomon Brothers World Government Bond Index posted positive returns for the 12-month period ended December 31, 2000. This encouraging trend was driven by vigilant central bank activity combined with a benign inflationary environment around the globe. Currencies detracted from bond performance, however; throughout the period, every other currency in the index weakened relative to the U.S. dollar. That currency was fueled by U.S. economic strength combined with capital flows into the United States from the European bloc. Naturally, as evidence of a U.S. economic slowdown surfaced in the fourth quarter, the dollar began reversing course, but not enough to completely retract its gains from earlier in the year. Domestic high-yield securities were volatile during much of the year, particularly during the fourth quarter. Elsewhere, however, emerging markets had a relatively stable and positive year, benefiting from high oil prices, the strong U.S. economy and generally sound economies of their own.

Q     WHY DID THE EURO FALL SO SHARPLY?

A     There are several reasons behind the euro's weakness in 2000. First,
European corporations acquired many U.S. companies during the period and financed deals with U.S. dollars, increasing demand for U.S. currency at the expense of the euro. Also, economic growth had been stronger in the United States than in Europe, prompting investors to keep a greater share of their investment portfolios in U.S. dollars rather than euros. Additionally, higher domestic interest rates made U.S. dollar deposits more attractive. Finally, the European Central Bank faced a severe credibility problem with investors.

Q     HOW DID KEMPER GLOBAL INCOME FUND PERFORM AGAINST THIS BACKDROP?

A     Kemper Global Income Fund gained 3.70 percent for the fiscal and calendar year 2000 (Class A shares, unadjusted for sales charges). This was slightly better than its average Lipper peer among global income funds and significantly stronger than the fund's unmanaged benchmark: The Salomon Brothers World Government Bond Index posted a modest 1.59 percent for the annual period.

  The fund's strength stemmed primarily from our currency maneuvers. At its lowest point in 2000, the euro had declined more than 12 percent relative to the U.S. dollar. Similarly, the yen weakened more than 7 percent over the past year. We had substantial hedges on both currencies, which protected the fund from significant losses. Our stake in emerging-markets bonds

[FALLER PHOTO]

LEAD PORTFOLIO MANAGER JAN FALLER JOINED ZURICH SCUDDER INVESTMENTS, INC.'S GLOBAL BOND GROUP IN 1999. PREVIOUSLY, FALLER WAS PART OF THE GLOBAL FIXED-INCOME PORTFOLIO MANAGEMENT TEAM AT PANGORA ASSET MANAGEMENT. HE HOLDS A BACHELOR'S DEGREE FROM WESTMONT COLLEGE AND A MASTER'S IN BUSINESS ADMINISTRATION FROM AMOS TUCK SCHOOL, DARTMOUTH COLLEGE.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.
PERFORMANCE UPDATE

PERFORMANCE UPDATE

helped as well. The pace of economic growth has improved in some of the peripheral markets, notably in Latin America and select eastern European markets, where economic restructuring seems to be taking hold. Bonds in some countries, such as Mexico, have rallied as rating services continue to upgrade government debt to investment grade. Finally, we were cautious on U.S. credit. There was no exposure to the high-yield market, and our investment-grade credits were all high quality, which was the better tier to be in, given the environment. This stance protected the fund as credit spreads in the United States widened significantly throughout the period.

Q     WHAT IS YOUR OUTLOOK FOR THE GLOBAL BOND MARKET?

A     A global economic slowdown was quite evident during the final quarter.
Clearly, the U.S. economy has slowed; the question remains whether it will be a soft or hard landing. Japan, which had demonstrated signs of recovery from its recession in the first quarter, appears stagnant once more. And while growth in Europe has indeed improved, it has done so much more slowly than expected.

  The global slowdown has led each of the major central banks to move from a restrictive to either a neutral or an accommodative monetary policy, which is positive for interest rates in each of the major regions. Further supporting the positive rate outlook is the lack of significant inflationary pressure around the globe. Japan continues to experience deflation, and prices in Europe and the United States remain relatively stable. Accommodative monetary policies typically bode well for credit markets in both emerging-markets countries and the United States. For example, as the Fed has changed its bias (at the time of this review the Fed had eased rates 100 basis points in January 2001), the U.S. high-yield market has rallied strongly -- even in the face of rising defaults. Emerging markets benefit from increased liquidity as well.

  The outlook for the U.S. dollar is mixed. Economic growth is slowing much more in the United States than in Europe, albeit from a much higher level. Interest rates are also converging between the two blocs. The euro could well continue the climb relative to the U.S. dollar, a reversal that began in December. Japan's combination of anemic economy, weak equities and low interest rates does not bode well for the yen relative to the U.S. dollar. Thus, it appears that in 2001, the U.S. dollar could be the middleman between the world's two other widely circulated currencies.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED DECEMBER 31, 2000
 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                            1-YEAR   5-YEAR   10-YEAR  LIFE OF CLASS
--------------------------------------------------------------------------------------------------
    KEMPER GLOBAL INCOME FUND CLASS A       -0.96%    2.00%    4.59%    6.43% (since 10/1/89)
 ..................................................................................................
    KEMPER GLOBAL INCOME FUND CLASS B        0.17     2.06      n/a     4.73  (since 5/31/94)
 ..................................................................................................
    KEMPER GLOBAL INCOME FUND CLASS C        3.34     2.33      n/a     4.82  (since 5/31/94)
 ..................................................................................................

KEMPER GLOBAL INCOME FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 10/31/89 to 12/31/00
[LINE GRAPH]

                                                  KEMPER GLOBAL INCOME       SALOMON BROTHERS WORLD        U.S. CONSUMER PRICE
                                                      FUND CLASS A(1)        GOVERNMENT BOND INDEX(+)            INDEX(++)
                                                  --------------------       ------------------------      -------------------
10/31/89                                                   9546                       10000                       10000
                                                           9960                       10214                       10040
                                                          12216                       11437                       10653
                                                          13576                       13246                       10979
12/31/92                                                  13318                       13978                       11298
                                                          14680                       15833                       11608
                                                          14464                       16205                       11919
                                                          17340                       19290                       12221
12/31/96                                                  18358                       19988                       12627
                                                          18689                       20034                       12842
                                                          20648                       23101                       13049
                                                          19331                       22115                       13400
12/31/00                                                  20047                       22467                       13877

KEMPER GLOBAL INCOME FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 5/31/94 to 12/31/00
[LINE GRAPH]

                                                  KEMPER GLOBAL INCOME       SALOMON BROTHERS WORLD        U.S. CONSUMER PRICE
                                                      FUND CLASS B(1)        GOVERNMENT BOND INDEX(+)            INDEX(++)
                                                  --------------------       ------------------------      -------------------
5/31/94                                                   10000                       10000                       10000
                                                           9981                       10144                       10034
                                                          10189                       10313                       10149
                                                          11832                       12051                       10339
                                                          12146                       12276                       10407
6/30/96                                                   11968                       12095                       10624
                                                          12767                       12721                       10753
                                                          12713                       12564                       10868
                                                          12898                       12750                       10936
6/30/98                                                   13171                       13106                       11051
                                                          14132                       14702                       11112
                                                          13154                       13647                       11268
                                                          13145                       14075                       11410
                                                          13018                       14078                       11688
12/31/00                                                  13558                       14298                       11817

KEMPER GLOBAL INCOME FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 5/31/94 to 12/31/00
[LINE GRAPH]

                                                  KEMPER GLOBAL INCOME       SALOMON BROTHERS WORLD        U.S. CONSUMER PRICE
                                                      FUND CLASS C(1)        GOVERNMENT BOND INDEX(+)            INDEX(++)
                                                  --------------------       ------------------------      -------------------
5/31/94                                                   10000                       10000                       10000
                                                           9993                       10144                       10034
                                                          10191                       10313                       10149
                                                          11836                       12051                       10339
                                                          12154                       12276                       10407
6/30/96                                                   11988                       12095                       10624
                                                          12799                       12721                       10753
                                                          12747                       12564                       10868
                                                          12938                       12750                       10936
6/30/98                                                   13214                       13106                       11051
                                                          14195                       14702                       11112
                                                          13211                       13647                       11268
                                                          13193                       14075                       11410
                                                          13071                       14078                       11688
12/31/00                                                  13634                       14298                       11817

PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUE FLUCTUATE WITH CHANGING MARKET
CONDITIONS, SO THAT WHEN REDEEMED,
SHARES MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST.

 *THE MAXIMUM SALES CHARGE FOR CLASS A
  SHARES IS 4.5%. FOR CLASS B SHARES,
  ADJUSTMENT FOR THE APPLICABLE
  CONTINGENT DEFERRED SALES CHARGE
  (CDSC) IS AS FOLLOWS: 1-YEAR, 4%;
  5-YEAR, 1%; SINCE INCEPTION, 0%. CLASS
  C SHARES HAVE NO ADJUSTMENT FOR SALES
  CHARGE. THE MAXIMUM CDSC FOR CLASS B
  SHARES IS 4%. FOR CLASS C SHARES,
  THERE IS A 1% CDSC ON CERTAIN
  REDEMPTIONS WITHIN THE FIRST YEAR OF
  PURCHASE. SHARE CLASSES INVEST IN THE
  SAME UNDERLYING PORTFOLIO. DURING THE
  PERIODS NOTED, SECURITIES PRICES
  FLUCTUATED. FOR ADDITIONAL
  INFORMATION, SEE THE FINANCIAL
  HIGHLIGHTS AT THE END OF THIS REPORT,
  AS WELL AS THE PROSPECTUS AND
  STATEMENT OF ADDITIONAL INFORMATION.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CDSC IN EFFECT AT THE
    END OF THE PERIOD FOR CLASS B
    SHARES. IN COMPARING KEMPER GLOBAL
    INCOME FUND WITH THE TWO INDICES,
    YOU SHOULD ALSO NOTE THAT THE FUND'S
    PERFORMANCE REFLECTS THE MAXIMUM
    SALES CHARGE, WHILE NO SUCH CHARGES
    ARE REFLECTED IN THE PERFORMANCE OF
    THE INDICES.

    THE SPECIAL RISK CONSIDERATIONS
    ASSOCIATED WITH AN INVESTMENT IN THE
    FUND, INCLUDING RISKS RELATED TO
    FOREIGN INVESTMENTS AND TO A
    NONDIVERSIFIED INVESTMENT COMPANY,
    ARE DISCUSSED IN THE PROSPECTUS.
    RISKS ASSOCIATED WITH FOREIGN
    SECURITIES, INCLUDING FLUCTUATING
    EXCHANGE RATES, GOVERNMENT
    REGULATIONS AND DIFFERENCES IN
    LIQUIDITY, MAY AFFECT YOUR
    INVESTMENT. AS A NONDIVERSIFIED
    INVESTMENT COMPANY, THE FUND MAY
    INVEST MORE THAN 5% OF ITS ASSETS IN
    THE SECURITIES OF A PARTICULAR
    FOREIGN GOVERNMENT.

 (+)THE SALOMON BROTHERS WORLD GOVERNMENT
  BOND INDEX IS AN UNMANAGED INDEX ON A
  U.S. DOLLAR TOTAL RETURN BASIS, WITH
  ALL DIVIDENDS REINVESTED, AND INCLUDES
  GOVERNMENT BONDS FROM 14 COUNTRIES.
  THE MINIMUM MATURITY IS ONE YEAR. THE
  INDEX IS NOT AVAILABLE FOR DIRECT
  INVESTMENT. SOURCE IS WIESENBERGER(R).

(++)THE U.S. CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. SOURCE IS
  WIESENBERGER(R).

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                            ON 12/31/00       ON 12/31/99
    FOREIGN/U.S. GOVERNMENT SECURITIES          56%               67%
 ................................................................................
    OTHER+                                      43                32
 ................................................................................
    CASH AND EQUIVALENTS                         1                 1
--------------------------------------------------------------------------------

+INCLUDES SUPRANATIONAL ENTITIES AND CORPORATES GUARANTEED BY GOVERNMENTS.

[PIE CHART] [PIE CHART]

AVERAGE MATURITY

                                     ON 12/31/00              ON 12/31/99
    AVERAGE MATURITY                  7.4 years                7.5 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER GLOBAL INCOME FUND
Portfolio of Investments at December 31, 2000

                                                                                        PRINCIPAL
REPURCHASE AGREEMENTS--1.1%                                                               AMOUNT         VALUE

U. S. DOLLARS
                                   Salomon Brothers, 6.300%, to be repurchased at           513,000   $   513,000
                                   $513,359 on 01/02/2001 (Cost $513,000)
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 GOVERNMENT & CORPORATE OBLIGATIONS--98.8%

BRAZILIAN REALES--0.4%
                                   Federative Republic of Brazil, 14.500%, 10/15/2009       160,000       176,400
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

BRITISH POUNDS--9.0%
                                   General Motors Acceptance Corp., 6.875%,               1,670,000     2,531,498
                                     09/09/2004
                                   United Kingdom Treasury Bond, 9.000%, 07/12/2011         750,000     1,503,689
                                   ----------------------------------------------------------------------------------
                                                                                                        4,035,187
---------------------------------------------------------------------------------------------------------------------

EURO--43.0%
                                   Kingdom of Belgium, 8.500%, 10/01/2007 (b)               975,000     1,095,777
                                   Buoni Poliennali Del Tes, 4.750%, 07/01/2005 (b)       1,050,000       985,278
                                   Depfa Pfandbrief Bank, 4.750%, 07/15/2008 (b)          2,200,000     1,996,145
                                   Federal Republic of Germany, 6.250%, 01/04/2024        3,600,000     3,744,994
                                     (b)
                                   Ford Motor Credit Corp., 3.750%, 07/12/2004 (b)        1,400,000     1,245,293
                                   Government of France Treasury Note, 4.500%,            3,295,000     3,097,485
                                     07/12/2003 (b)
                                   Government of Germany, 5.000%, 11/12/2002 (b)          2,350,000     2,230,121
                                   Government of Spain, 4.500%, 07/30/2004 (b)            2,050,000     1,912,275
                                   Republic of Austria, 4.300%, 07/15/2003 (b)            2,100,000     1,958,422
                                   Rheinische Hypo Bank, 4.500%, 08/26/2003 (b)           1,120,000     1,044,228
                                   ----------------------------------------------------------------------------------
                                                                                                       19,310,018
---------------------------------------------------------------------------------------------------------------------

JAPANESE YEN--6.5%
                                   Federal National Mortgage Association 2.125%,        210,000,000     1,935,008
                                     10/09/2007 (b)
                                   Province of Ontario, 1.875%, 01/25/2010 (b)          110,000,000       980,201
                                   ----------------------------------------------------------------------------------
                                                                                                        2,915,209
---------------------------------------------------------------------------------------------------------------------

NORWEGIAN KRONER--4.8%
                                   Norwegian Government, 9.500%, 10/31/2002 (b)          18,000,000     2,140,078
                                   ----------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

U. S. DOLLARS--35.1%
                                   Argentine Republic, Floating Rate Bond,                  129,600       117,774
                                     LIBOR plus .8125%, 7.625%, 03/31/2005
                                   Argentine Republic, 11.375%, 01/30/2017                   45,000        40,091
                                   Federative Republic of Brazil:                           130,000       135,200
                                     11.625%, 04/15/2004
                                     New Money Bond, Floating Rate Bond,                    150,000       130,313
                                     LIBOR plus .875%, 7.688%, 4/15/2009
                                     C Bond, 8.000%, 04/15/2014                             236,431       182,643
                                     10.125%, 05/15/2027                                    161,000       129,203
                                   Government of Malaysia, 8.750%, 06/01/2009                80,000        86,752
                                   Kingdom of Spain, 5.875%, 07/28/2008 (b)               3,000,000     2,970,060
                                   Republic of Panama, 10.750%, 05/15/2020                  365,000       355,875
                                   Republic of Bulgaria:                                    115,000        84,813
                                     Collateralized Floating Rate Interest Reduction
                                     Bond, Series A, Step-up Coupon, 2.999% to
                                     07/28/2001, LIBOR plus .813%, 07/28/2012
                                     Interest Arrears Bond, LIBOR plus .8125%,              230,000       173,075
                                     7.750%, 07/28/2011
                                   Republic of Columbia, 9.750%, 04/23/2009                 245,000       203,350
                                   Republic of Poland, Past Due Interest Bond,               90,000        86,288
                                     Step-Up Coupon, 6.000% to 10/27/2002, LIBOR plus
                                     7.000%, 10/27/2014
                                   Republic of South Africa:                                190,000       170,525
                                     8.500%, 06/23/2017
                                     9.125%, 05/19/2009                                     180,000       184,050
                                   Republic of Venezuela, Debt Conversion Bond,             166,665       133,332
                                     Floating Rate Bond, Series DL,
                                     LIBOR plus .875%, 7.375%, 12/18/2007

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                        PRINCIPAL
                                                                                          AMOUNT         VALUE
                                   Republic of Venezuela Global Bond, 9.250%,                90,000   $    57,994
                                     09/15/2027
                                   Sunamerica Institute Fund, 5.750%, 02/16/2009 (b)      3,000,000     2,846,160
                                   U.S. Treasury Bond:                                    1,300,000     1,566,903
                                     7.500%, 11/15/2016
                                     8.500%, 02/21/2020                                   1,495,000     2,004,003
                                   U.S. Treasury Note:
                                     5.625%, 12/31/2002                                   1,730,000     1,744,048
                                     6.000%, 08/15/2004                                   1,360,000     1,398,461
                                   United Mexican States, 11.500%, 05/15/2026               280,000       341,250
                                   United Mexican States, Collateralized Par Bond           461,000             0
                                     (Detachable Oil Priced Indexed Value Recovery
                                     Rights), Series A, 6.250%, 06/30/2003
                                   United Mexican States Global Bond:
                                     11.375%, 09/15/2016                                    305,000       355,706
                                     9.875%, 02/01/2010                                     250,000       268,750
                                   ----------------------------------------------------------------------------------
                                                                                                       15,766,619
                                   ----------------------------------------------------------------------------------
                                   TOTAL GOVERNMENT & CORPORATE OBLIGATIONS
                                   (Cost $44,980,191)                                                  44,343,511
                                   ----------------------------------------------------------------------------------
 PURCHASED OPTIONS--0.1%
                                   Put on EUR, Strike price .894, expire 01/18/2001      14,558,845        15,741
                                   Put on GBP, Strike price 1.468, expire 01/18/2001      2,067,415         9,484
                                   Call on JPY, Strike price 111.94, expire             115,409,938        23,269
                                     01/18/2001
                                   ----------------------------------------------------------------------------------
                                   TOTAL PURCHASED OPTIONS
                                                                                                           48,494
                                   (Cost $243,976)
                                   ----------------------------------------------------------------------------------
                                   TOTAL INVESTMENT PORTFOLIO--100.0%
                                                                                                      $44,905,005
                                   (Cost $45,737,167)
                                   ----------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost for federal income tax purposes was $45,741,187. At December 31, 2000 the net unrealized depreciation for all securities based on tax cost was $836,182. This consisted of aggregate gross unrealized depreciation for securities in which there was an excess of tax cost over market value $1,986,252 and aggregate gross unrealized appreciation for all securities in which their was an excess of market value over tax cost of $1,150,070.

(b) At December 31, 2000, these securities, in part or in whole, have been segregated to cover when-issued securities and initial margin requirements for open futures contracts.

   At December 31, 2000, outstanding written options on currencies were as follows:

                                                PRINCIPAL          EXPIRATION         STRIKE           MARKET
                WRITTEN OPTIONS                  AMOUNT               DATE            PRICE            VALUE
   ------------------------------------------------------------------------------------------------------------
   EUR Call                                     14,558,845         01/18/2001           .894         $ (659,327)
   ------------------------------------------------------------------------------------------------------------
   GBP Call                                      2,067,415         01/18/2001          1.468            (62,555)
   ------------------------------------------------------------------------------------------------------------
   JPY Put                                     115,409,938         01/18/2001         111.94             (2,031)
   ------------------------------------------------------------------------------------------------------------
                                                                                                     $ (723,913)
   ------------------------------------------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                                     UNREALIZED
                                    EXPIRATION                   AGGREGATE       MARKET             APPRECIATION/
              FUTURES                  DATE        CONTRACTS   FACE VALUE($)    VALUE($)          (DEPRECIATION)($)
   ----------------------------------------------------------------------------------------------------------------
   U.S. Treasury 10 yr. Note      March 30, 2001      (49)      (5,067,378)    (5,138,109)             (70,731)
   ----------------------------------------------------------------------------------------------------------------
   Euro Bond                      March 12, 2001       48        4,870,359      4,894,045               23,686
   ----------------------------------------------------------------------------------------------------------------
   Total net unrealized
     appreciation (depreciation)                                                                      $(47,045)
   ----------------------------------------------------------------------------------------------------------------

   CURRENCY ABBREVIATIONS

   EUR    Euro
   GBP    British Pound
   JPY    Japanese Yen

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2000

ASSETS
Investments, at value (cost $45,737,167)                        $ 44,905,005
----------------------------------------------------------------------------
Cash                                                                  31,627
----------------------------------------------------------------------------
Interest receivable                                                1,035,635
----------------------------------------------------------------------------
Receivable for daily variation margin on open futures
contracts                                                             10,395
----------------------------------------------------------------------------
Receivable for Fund shares sold                                        6,900
----------------------------------------------------------------------------
Unrealized appreciation on forward currency exchange
contracts                                                            783,870
----------------------------------------------------------------------------
TOTAL ASSETS                                                      46,773,432
----------------------------------------------------------------------------
 LIABILITIES
Payable for Fund shares redeemed                                      28,255
----------------------------------------------------------------------------
Written options, at value (premiums received $243,976)               723,913
----------------------------------------------------------------------------
Unrealized depreciation on forward currency exchange
contracts                                                          1,307,416
----------------------------------------------------------------------------
Accrued reorganization costs                                          45,886
----------------------------------------------------------------------------
Accrued management fee                                                29,508
----------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                   14,293
----------------------------------------------------------------------------
Other accrued expenses and payables                                  126,806
----------------------------------------------------------------------------
Total liabilities                                                  2,276,077
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $ 44,497,355
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income (loss)                      $    510,317
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
----------------------------------------------------------------------------
  Investments                                                       (832,162)
----------------------------------------------------------------------------
  Futures                                                            (47,045)
----------------------------------------------------------------------------
  Written options                                                   (479,937)
----------------------------------------------------------------------------
  Foreign currency related transactions                             (476,445)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (31,936,655)
----------------------------------------------------------------------------
Paid-in-capital                                                   77,759,282
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $ 44,497,355
----------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
  ($38,683,825 / 4,894,531 shares outstanding of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                          $7.90
----------------------------------------------------------------------------
  Maximum offering price per share (100/95.50 of $7.90)                $8.27
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,635,241 /
  584,672 shares outstanding of beneficial interest, $.01
  par value, unlimited number of shares authorized)                    $7.93
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,178,289 /
  148,237 shares outstanding of beneficial interest, $.01
  par value, unlimited number of shares authorized)                    $7.95
----------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended December 31, 2000

INVESTMENT INCOME
Dividends                                                       $   145,543
---------------------------------------------------------------------------
Interest                                                          2,670,724
---------------------------------------------------------------------------
Total Income                                                      2,816,267
---------------------------------------------------------------------------
Expenses:
Management fee                                                      364,973
---------------------------------------------------------------------------
Services to shareholders                                            149,686
---------------------------------------------------------------------------
Custodian fees                                                       17,901
---------------------------------------------------------------------------
Distribution services fees                                           48,204
---------------------------------------------------------------------------
Administrative services fees                                        108,987
---------------------------------------------------------------------------
Auditing                                                             44,250
---------------------------------------------------------------------------
Legal                                                                 9,605
---------------------------------------------------------------------------
Trustees' fees and expenses                                          10,378
---------------------------------------------------------------------------
Reorganization fees                                                  48,049
---------------------------------------------------------------------------
Reports to shareholders                                             165,792
---------------------------------------------------------------------------
Registration fees                                                    47,000
---------------------------------------------------------------------------
Other                                                                 8,629
---------------------------------------------------------------------------
Total expenses, before expense reductions                         1,023,454
---------------------------------------------------------------------------
Expense reductions                                                  (21,230)
---------------------------------------------------------------------------
Total expenses, after expense reductions                          1,002,224
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      1,814,043
---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                      (2,464,959)
---------------------------------------------------------------------------
Futures                                                             433,871
---------------------------------------------------------------------------
Foreign currency related transactions                             1,619,573
---------------------------------------------------------------------------
                                                                   (411,515)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                       1,665,827
---------------------------------------------------------------------------
Futures                                                             (80,447)
---------------------------------------------------------------------------
Written options                                                    (479,937)
---------------------------------------------------------------------------
Foreign currency related transactions                            (1,070,421)
---------------------------------------------------------------------------
                                                                     35,022
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                         (376,493)
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ 1,437,550
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         YEAR ENDED
                                                                        DECEMBER 31,
                                                                ----------------------------
                                                                    2000            1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment gain (loss)                                      $  1,814,043    $  2,630,388
--------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                 (411,515)     (4,304,278)
--------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                        35,022      (3,558,610)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         1,437,550      (5,232,500)
--------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
  Class A                                                         (1,168,105)       (919,110)
--------------------------------------------------------------------------------------------
  Class B                                                           (120,564)       (128,119)
--------------------------------------------------------------------------------------------
  Class C                                                            (30,130)        (29,383)
--------------------------------------------------------------------------------------------
Tax return of capital
  Class A                                                           (782,524)     (1,937,931)
--------------------------------------------------------------------------------------------
  Class B                                                            (80,768)       (270,138)
--------------------------------------------------------------------------------------------
  Class C                                                            (20,184)        (61,953)
--------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         14,938,270      16,142,242
--------------------------------------------------------------------------------------------
Reinvestment of distributions                                      1,606,019       2,423,023
--------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (28,983,822)    (37,079,670)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                     (12,439,533)    (18,514,405)
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (13,204,258)    (27,093,369)
--------------------------------------------------------------------------------------------
Net assets at beginning of period                                 57,701,613      84,794,982
--------------------------------------------------------------------------------------------
Net assets at end of period (including undistributed and
accumulated distributions in excess of net investment income
of $510,317 and ($473,412), respectively)                       $ 44,497,355    $ 57,701,613
--------------------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                    CLASS A
                                                           YEARS ENDED DECEMBER 31,
                                                  -------------------------------------------
                                                   2000      1999     1998     1997     1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                  $7.98     8.94     8.58     8.97     9.05
---------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (a)                             .29      .32      .37      .48      .52
---------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)              (.01)    (.88)     .50     (.33)    (.02)
---------------------------------------------------------------------------------------------
Total from investment operations                      .28     (.56)     .87      .15      .50
---------------------------------------------------------------------------------------------
Less distribution from:
Net investment income                                (.22)    (.13)    (.40)    (.47)    (.58)
---------------------------------------------------------------------------------------------
Tax return of capital                                (.14)    (.27)    (.11)    (.07)      --
---------------------------------------------------------------------------------------------
Total distributions                                  (.36)    (.40)    (.51)    (.54)    (.58)
---------------------------------------------------------------------------------------------
Net asset value, end of year                        $7.90     7.98     8.94     8.58     8.97
---------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                   3.70    (6.38)   10.48     1.80     5.87
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)         38,684   49,407   69,913   72,145   86,240
---------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      2.02(c)   1.68    1.58     1.32     1.48
---------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       1.99(c)   1.67    1.58     1.32     1.48
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            3.79     3.80     4.31     5.56     5.77
---------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            64      165      313      283      276
---------------------------------------------------------------------------------------------

                                                                  CLASS B
                                                          YEARS ENDED DECEMBER 31,
                                                  ----------------------------------------
                                                  2000    1999     1998     1997     1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                $8.00    8.96     8.60     9.00     9.09
------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (a)                           .25     .26      .31      .41      .46
------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)            (.01)   (.88)     .49     (.33)    (.02)
------------------------------------------------------------------------------------------
Total from investment operations                    .24    (.62)     .80      .08      .44
------------------------------------------------------------------------------------------
Less distribution from:
Net investment income                              (.19)   (.11)    (.34)    (.42)    (.53)
------------------------------------------------------------------------------------------
Tax return of capital                              (.12)   (.23)    (.10)    (.06)      --
------------------------------------------------------------------------------------------
Total distributions                                (.31)   (.34)    (.44)    (.48)    (.53)
------------------------------------------------------------------------------------------
Net asset value, end of year                      $7.93    8.00     8.96     8.60     9.00
------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                 3.15   (6.98)    9.56     1.03     5.11
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)        4,635   6,955   12,536   25,735   44,678
------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)    2.70(c)  2.37    2.32     2.18     2.14
------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)     2.54(c)  2.36    2.32     2.18     2.14
------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)          3.25    3.11     3.57     4.70     5.11
------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          64     165      313      283      276
------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                CLASS C
                                                        YEARS ENDED DECEMBER 31,
                                                  ------------------------------------
                                                  2000    1999    1998    1997    1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                $8.01    8.99    8.62    9.02   9.09
--------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (a)                           .27     .27     .32     .42    .48
--------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)            (.02)   (.90)    .49    (.33)  (.02)
--------------------------------------------------------------------------------------
Total from investment operations                    .25    (.63)    .81     .09    .46
--------------------------------------------------------------------------------------
Less distribution from:
Net investment income                              (.19)   (.11)   (.34)   (.43)  (.53)
--------------------------------------------------------------------------------------
Tax return of capital                              (.12)   (.24)   (.10)   (.06)    --
--------------------------------------------------------------------------------------
Total distributions                                (.31)   (.35)   (.44)   (.49)  (.53)
--------------------------------------------------------------------------------------
Net asset value, end of year                      $7.95    8.01    8.99    8.62   9.02
--------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                 3.34   (7.06)   9.72    1.09   5.31
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)        1,178   1,340   2,346   1,149    821
--------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)    2.66(c)  2.32   2.13    2.11   2.06
--------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)     2.44(c)  2.31   2.13    2.11   2.06
--------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)          3.34    3.16    3.76    4.77   5.19
--------------------------------------------------------------------------------------
Portfolio turnover rate (%)                          64     165     313     283    276
--------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

(c) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.94% and 1.91%, 2.51% and 2.35%, and 2.46% and 2.24%, for Class A, Class B and Class C, respectively (see Notes to Financial Statements).

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1
     SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Global Income Fund (the "Fund") is
                             registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open end, non-diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through December 31, 2000) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price or, if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

NOTES TO FINANCIAL STATEMENTS

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put and call options on currencies and wrote put and call options on currencies as a hedge against potential adverse price movements in the value of portfolio assets.

                             The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

                             If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

NOTES TO FINANCIAL STATEMENTS

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio. In addition, the Fund also sold interest rate futures to hedge against declines in the value of portfolio securities.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

                             Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain
                             (loss) is realized on the date of offset;
                             otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

                             Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At December 31, 2000 the Fund had a net tax basis capital loss carryforward of approximately $32,003,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2002 ($4,524,000), December 31,

NOTES TO FINANCIAL STATEMENTS

                             2004 ($2,851,000), December 31, 2005 ($7,021,000),
                             December 31, 2006 ($7,021,000), December 31, 2007
                             ($9,568,000), December 31, 2008 ($1,018,000), the
                             respective expiration dates.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2
     TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc. (the
                             "Advisor") and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first
                             $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $364,973 for the year ended December 31, 2000, which is equivalent to an annualized effective rate of .75% of average daily net assets. Scudder
                             Investments (U.K.) Limited, an affiliate of Zurich
                             Scudder serves as sub-advisor for the Fund and is paid by Zurich Scudder for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended December 31, 2000 are $1,885.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended December 31, 2000 are $79,643, of which $3,556 is unpaid at December 31, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of

NOTES TO FINANCIAL STATEMENTS

                             average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid for the year ended December 31, 2000, are $108,987, of which $8,278 was unpaid. In addition $628 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $119,887 for the year ended December 31, 2000, of which $6,113 is unpaid at December 31, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Zurich Scudder. During the year ended December 31, 2000, the Fund made no payments to its officers and incurred trustees' fees of $10,378 to independent trustees.

--------------------------------------------------------------------------------

3
     INVESTMENT
     TRANSACTIONS            For the year ended December 31, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $30,144,617

                             Proceeds from sales                    (40,269,760)

                             Transactions in written options for the year ended December 31, 2000 are summarized as follows:

                                                                         OVER-THE-COUNTER OPTIONS ON CURRENCIES
                                                                         --------------------------------------
                                                                                      EUR        PREMIUMS
                                                                                   ----------    --------
                                       Beginning of year                                   --    $    --
                                       Written                                     14,558,845    198,728
                                                                                   ----------    --------
                                       End of year                                 14,558,845    $198,728
                                                                                   ==========    ========

                                                                                      GBP        PREMIUMS
                                                                                   ----------    --------
                                       Beginning of year                                   --    $    --
                                       Written                                      2,067,415     34,526
                                                                                   ----------    --------
                                       End of year                                  2,067,415    $34,526
                                                                                   ==========    ========

                                                                                     JPY         PREMIUMS
                                                                                 ------------    --------
                                       Beginning of year                          203,500,000    $21,368
                                       Expired                                   (203,500,000)   (21,368)
                                       Written                                    115,409,938     10,722
                                                                                 ------------    --------
                                       End of year                                115,409,938    $10,722
                                                                                 ============    ========

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                                YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------------
                                                                           2000                         1999
                                                                --------------------------    -------------------------
                                                                  SHARES         AMOUNT        SHARES         AMOUNT
                                       SHARES SOLD
                                        Class A                  1,512,662    $ 11,870,461    1,371,043    $ 11,473,200
                                       --------------------------------------------------------------------------------
                                        Class B                    160,991       1,255,702      277,786       2,350,082
                                       --------------------------------------------------------------------------------
                                        Class C                    175,019       1,363,750       60,774         520,558
                                       --------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                    180,506       1,397,136      245,037       2,043,548
                                       --------------------------------------------------------------------------------
                                        Class B                     21,443         166,541       39,483         331,092
                                       --------------------------------------------------------------------------------
                                        Class C                      5,446          42,342        5,782          48,383
                                       --------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                 (3,048,512)    (23,782,393)   (3,462,312)   (28,692,161)
                                       --------------------------------------------------------------------------------
                                        Class B                   (409,716)     (3,197,707)    (632,941)     (5,274,571)
                                       --------------------------------------------------------------------------------
                                        Class C                   (199,506)     (1,555,365)    (160,348)     (1,314,536)
                                       --------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                     57,301         448,357      214,939       1,798,402
                                       --------------------------------------------------------------------------------
                                        Class B                    (57,148)       (448,357)    (214,284)     (1,798,402)
                                       --------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS            $(12,439,533)                $(18,514,405)
                                       --------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5
     EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended December 31, 2000, the Fund's custodian and transfer agent fees were reduced by $8,844 and $3,494, respectively, under these arrangements.

--------------------------------------------------------------------------------

6
     COMMITMENTS             As of December 31, 2000 the Fund had entered into
                             the following forward currency exchange contracts resulting in a net unrealized depreciation of $523,546.

                                                                                                  NET UNREALIZED
                                                                                     SETTLEMENT   APPRECIATION/
                                       CONTRACTS TO DELIVER       IN EXCHANGE FOR       DATE      (DEPRECIATION)
                                       -------------------------------------------------------------------------
                                       USD             503,249   EUR       563,865    02/08/01     $    27,780
                                       USD          13,030,021   EUR    14,558,845    02/08/01         681,013
                                       USD           3,035,306   GBP     2,067,415    01/30/01          55,407
                                       USD           1,086,712   JPY   115,409,938    01/30/01         (74,047)
                                       EUR          15,122,710   USD    13,118,195    02/08/01      (1,123,868)
                                       GBP           2,067,415   USD     2,981,213    01/30/01        (109,501)
                                       JPY         115,409,938   USD     1,032,335    01/30/01          19,670
                                       -------------------------------------------------------------------------
                                       Net unrealized appreciation (depreciation)                  $  (523,546)
                                                                                                   ===========

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7
     LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

8
     PLAN OF
     REORGANIZATION          On November 29, 2000 the Trustees of the Fund
                             approved an Agreement and Plan of Reorganization
                             (the "Reorganization") between the Fund and the Scudder Global Bond Fund, pursuant to which Scudder
                             Global Bond Fund would acquire all or substantially all of the assets and liabilities of the Fund in exchange for shares of the Scudder Global Bond
                             Fund. The proposed transaction is part of the Advisor's initiative to restructure and streamline the management and operations of the funds it advises. Costs incurred in connection with this restructuring initiative are being borne jointly by the Advisor and certain of the affected funds.
                             These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. The Advisor has agreed to bear $8,892 ($6,507 for Class B and $2,385 for Class C) of such costs. The
                             Reorganization can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Fund. A special meeting of the shareholders of the Fund to approve the Reorganization will be held on or about May 15, 2001.

                             As a result of the Reorganization, each shareholder of the Kemper Global Income Fund will become a shareholder of the Scudder Global Income Fund and would hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional voting shares of the Scudder Global Income Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the second quarter of 2001. In the event the shareholders of the Fund fail to approve the Reorganization, the Fund will continue to operate and the Fund's Trustees may resubmit the Plan for shareholder approval or consider other proposals.

--------------------------------------------------------------------------------

9
     ADOPTION OF NEW
     ACCOUNTING PRINCIPLE    The Fund will adopt the provisions of the AICPA
                             Audit and Accounting Guide for Investment
                             Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised
                             Audit and Accounting Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The
                             Fund estimates that the initial adjustment required upon adoption of premium amortization will decrease the recorded cost of its investments (but not the market value) by approximately $12,000.
                             Additionally, had this principle been in effect

NOTES TO FINANCIAL STATEMENTS

                             during the fiscal year ended December 31, 2000, the Fund estimates that net investment income would have decreased by approximately $94,000 or $.02 per share (.19% of average net assets), and realized and unrealized gain (loss) per share would have increased (decreased) by the same amount.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS

KEMPER GLOBAL INCOME FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Global Income Fund, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods since 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000, by correspondence with the custodian or other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Global Income Fund at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods since 1996, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          February 14, 2001

TRUSTEES                          OFFICERS
JOHN W. BALLANTINE                MARK CASADY                       MAUREEN E. KANE
Trustee                           President                         Secretary
LEWIS A. BURNHAM                  PHILLIP J. COLLORA                CAROLINE PEARSON
Trustee                           Vice President                    Assistant Secretary
                                  and Assistant Secretary
LINDA C. COUGHLIN                                                   BRENDA LYONS
Chairman, Trustee                 JAN C. FALLER                     Assistant Treasurer
and Vice President                Vice President
DONALD L. DUNAWAY                 KATHRYN L. QUIRK
Trustee                           Vice President
ROBERT B. HOFFMAN                 RICHARD VANDENBERG
Trustee                           Vice President
DONALD R. JONES                   LINDA J. WONDRACK
Trustee                           Vice President
SHIRLEY D. PETERSON               JOHN R. HEBBLE
Trustee                           Treasurer
WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121-9066
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza, Chicago IL, 60606
                                      www.kemper.com

TRUSTEES&OFFICERS

[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Global and International Funds prospectus.
KGIF - 2 (2/23/01) 6351
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)